Exhibit 10.1



                 400,000 SHARES OF COMMON STOCK

                 First Keystone Financial, Inc.

                   PLACEMENT AGENCY AGREEMENT
                   __________________________


                                              December 4, 2006


Sandler O'Neill & Partners, L.P.
919 Third Avenue
6th Floor
New York, NY  10022

Ladies and Gentlemen:

     First Keystone Financial, Inc., a Pennsylvania corporation (the "Company"), and First Keystone Bank, a federally chartered stock savings bank and wholly-owned subsidiary of the Company (the "Bank Subsidiary"), confirm their agreement (the "Agreement") with Sandler O'Neill & Partners, L.P. (the "Placement Agent") with respect to the issue and sale by the Company of 400,000 shares (the "Shares") of its common stock, par value $0.01 per share (the "Common Stock"). The Shares are to be offered and sold without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom (including any exemptions under the rules and regulations of the Securities and Exchange Commission (the "Commission") under the 1933 Act (the "1933 Act Regulations")).

    The Company and the Bank Subsidiary have prepared and delivered to the Placement Agent copies of a preliminary confidential private placement memorandum dated July 14, 2006 (the "Preliminary Offering Memorandum") and have prepared and will deliver to the Placement Agent, as soon as practicable, but not later than the date of distribution, copies of a final confidential private placement memorandum (the "Final Offering Memorandum"), each for use by the Placement Agent in connection with its solicitation of purchasers of the Shares. "Offering Documents" means, with respect to any date or time referred to in this Agreement, the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to such document, including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company to the Placement Agent in connection with its solicitation of purchasers of the Shares.

              SECTION 1.     Representations and Warranties.
                             ______________________________

          (a) The Company and the Bank Subsidiary jointly and severally represent and warrant to the Placement Agent as of the date hereof and as of the Closing Time (as defined below), and agree with the Placement Agent, as follows:

               (1) Similar Offerings. Except as described in the Offering Documents, the Company has not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Shares in a manner that would require the Shares to be registered under the 1933 Act.

               (2)  Offering Documents.

                    (a) As of 5:00 p.m. (Eastern Standard Time) on December 4, 2006 (the "Applicable Time"), the Preliminary Offering Memorandum, when considered together with the pricing terms applicable to the Shares as specified in Schedule A hereto and any reports filed by the Company with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended
(the "1934 Act") since the date of the Preliminary Offering
Memorandum (the "Disclosure Package"), did not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (b) The Offering Documents do not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (3)  SEC Documents.

                    (a) Since September 30, 2003, the Company has filed all documents required to be filed by it prior to the date hereof with the Commission pursuant to the reporting requirements of the 1934 Act (the "SEC Documents").

                    (b) At the time of the filing thereof, the SEC Documents complied in all material respects with the requirements of the 1933 Act, or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed prior to the Closing Time, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (4)  Books and Records; Internal Accounting Controls.
The books, records and accounts of the Company and the Bank Subsidiary accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and the Bank Subsidiary.
The Company and the Bank Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (5) Financial Reporting; Internal Controls. The chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains a system of internal control over financial reporting
(as defined in Rule 13a-15(f) of the 1934 Act) that complies with the requirements of the 1934 Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP; the Company's internal control over financial reporting is effective, and the Company is not aware of any material weaknesses in its internal control over financial reporting; the Company maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the 1934 Act) that comply in all material respects with the requirements of the 1934
Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective; the Company is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the related rules and regulations promulgated by the Commission.

               (6) Independent Accountants. The accounting firm which audited the consolidated financial statements included in the Disclosure Package and the Offering Documents is the independent registered public accounting firm of the Company and the Bank Subsidiary within the meaning of the 1933 Act and the 1933 Act Regulations.

               (7) Financial Statements. The consolidated historical financial statements of the Company, together with the related schedules and notes, included in the Disclosure Package and the Offering
Documents present fairly the respective consolidated statement of financial condition of the Company and its consolidated subsidiaries at the respective dates indicated, and the consolidated statements of income and cash flows of the Company and its consolidated subsidiaries for the respective periods specified; the financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as disclosed in the notes to such financial statements. The supporting schedules, if any, included in the Disclosure Package and the Offering Documents present fairly, in all material respects, the information required to be stated therein, and have been or will be properly prepared on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein, and the summary financial data included in the Disclosure Package and the Offering Documents present fairly, in all material respects, the information shown therein and have been prepared on a basis consistent with that of the audited financial statements included in the Disclosure Package and the Offering Documents.

               (8) No Material Adverse Change. Since the respective dates as of which information is given in the Disclosure Package and the Offering Documents, except as described therein, there has not been (A) any transaction entered into by the Company or any of the Company's subsidiaries, other than in the ordinary course of business, that is material to the Company and its subsidiaries considered as one enterprise, (B) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or (C) any change or development that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. As used herein, "Material
Adverse Effect" means any material adverse change or any development (including any change in statutes or regulations affecting the Company, the Bank Subsidiary or any of their respective subsidiaries) which could reasonably be expected to have a material adverse change in the financial condition or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

               (9) Regulatory Enforcement Matters. Except in each case as described in the Disclosure Package and the Offering Documents, neither the Company nor any of its subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a "Regulatory Agreement"), nor has the Company or any of its subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement, and there is no unresolved violation, criticism or exception by any Regulatory
Agency with respect to any report or statement relating to any examinations of the Company or any of its subsidiaries which, in the reasonable judgment of the Company, is expected to result in a Material Adverse Effect. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depositary institutions, or holding companies of depositary institutions, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its subsidiaries.

               (10) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania and has full power and authority under such laws to own, lease and operate its properties and to conduct its business as now being conducted as described in the Disclosure Package and the Offering Documents and to enter into and perform its obligations under this Agreement; and the Company is duly registered as a savings and loan holding company under the Home Owners' Loan Act, as amended ("HOLA").

               (11) Good Standing of the Bank Subsidiary. The Bank Subsidiary has been duly organized and is validly existing under the laws of the United States of America and has full power and authority under such laws to own, lease and operate its properties and to conduct its business as now being conducted as described in the Disclosure Package and the Offering Documents; and the Bank Subsidiary's deposit accounts are insured up to the applicable limit by the Deposit Insurance Fund of the Federal Deposit
Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC; and no proceeding for the revocation or termination of such insurance is pending or, to the knowledge of the Company and the Bank Subsidiary, threatened.

               (12) Other Subsidiaries. There are no subsidiaries of the Company other than the Bank Subsidiary, First Keystone Capital Trust I, a Delaware statutory trust and First Keystone Capital
Trust II, a Delaware statutory trust, and there are no subsidiaries of the Bank Subsidiary other than FKF Management
Corp., a Delaware corporation, First Chester Services, Inc., a Delaware corporation, First Pointe, Inc., a Pennsylvania corporation, and State Street Service Corp., a Pennsylvania corporation, and there are no subsidiaries of State Street
Service Corp. other than First Keystone Insurance Services, LLC, a Pennsylvania limited liability company (together, with all subsidiaries other than the Banking Subsidiaries, the "Other Subsidiaries"). The Other Subsidiaries have been duly organized and are validly existing as corporations or other business entities in good standing under the laws of their jurisdiction of organization and have corporate or other entity power and authority to own, lease and operate their properties and to conduct their business as described in the Disclosure Package and the Offering Documents.

               (13) Foreign Qualifications. The Company and its subsidiaries are each duly qualified as a foreign corporation or other entity to transact business and are each in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not individually or in the aggregate result in a Material Adverse Effect.

               (14) Capital Stock Duly Authorized and Validly Issued. All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable; except as described in the Disclosure Package and the Offering Documents, all of the issued and outstanding capital stock of the Bank Subsidiary and each of the Other Subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right; and none of the issued and outstanding capital stock of the Company or its subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, under the articles of incorporation, charter or bylaws of the Company or any such subsidiary or under any agreement to which the Company or any such subsidiary is a party.

               (15) Capitalization. The authorized, issued and outstanding capital stock of the Company as of March 31, 2006 is as set forth in the Disclosure Package and the Offering Documents under the caption of "Capitalization"; there have not been any subsequent issuances of capital stock of the Company except pursuant to the exercise of options to purchase the Common Stock of the Company outstanding as of March 31, 2006;
and, except as described in the Disclosure Package and the Offering Documents, there has not been any additional long term (maturity greater than one year) borrowings incurred by the Company or any of its subsidiaries subsequent to March 31, 2006.

               (16) Authorization of the Shares. At the Closing Time, the Shares will have been duly authorized for issuance by the Company and, when duly issued and executed and delivered by the Company to the Purchasers (as defined in Section 2(a)) against payment therefor in accordance with the subscription agreement therefor, will be validly issued and fully paid and nonassessable shares of Common Stock; the issuance of the Shares is not subject to preemptive or other similar rights; and the Shares will conform in all material respects to the description thereof in the Disclosure Package and the Offering Documents.

               (17) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Company and the Bank Subsidiary.

               (18) Not an Investment Company. The Company is not, and immediately following consummation of the transactions contemplated hereby and the application of the net proceeds as described in the Disclosure Package and the Offering Documents, the Company will not be, an "investment company" required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act").

               (19) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its respective articles of incorporation, charter or bylaws or similar governing documents, except to the extent such violation, conflict, breach or default would not adversely affect the transactions contemplated hereby or have a Material Adverse Effect. The
Company and each of its subsidiaries have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees. None of the Company or any subsidiary of the Company is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it or any of them may be bound or to which any of its properties or assets is subject (collectively, "Agreements and Instruments"), except for such defaults under Agreements and Instruments that would not individually or in the aggregate result in a Material Adverse
Effect. The execution, delivery and performance of this Agreement by the Company, the issuance, sale and delivery of the Shares, the consummation of the transactions contemplated by this Agreement, and compliance by the Company and the Bank Subsidiary with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Company and the Bank Subsidiary and do not and will not, whether with or without the giving of notice or passage of time or both, violate, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any, security interest, mortgage, pledge, lien, charge, encumbrance, claim or equitable right upon any properties or assets of the Company or any of its subsidiaries pursuant to, any of the Agreements and Instruments, except to the extent such violation, conflict, breach or default would not individually or in the aggregate adversely affect the transactions contemplated hereby or have a Material Adverse Effect, nor will such action result in any violation of the provisions of the articles of incorporation, charter, bylaws or similar governing documents of the Company or any of its subsidiaries or any violation by the Company or any of its subsidiaries of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government authority, agency or instrumentality or court, domestic or foreign, including, without limitation, the Office of Thrift Supervision (the "OTS") and the FDIC, having jurisdiction over the Company or any of its subsidiaries or their respective properties or assets (collectively, "Governmental Entities"), except to the extent such violation, conflict, breach or default would not individually or in the aggregate adversely affect the transactions contemplated hereby or have a Material Adverse Effect. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries prior to its scheduled maturity.

               (20) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the executive officers of the Company or the Bank Subsidiary, is imminent, which, in the reasonable judgment of the Company or the Bank Subsidiary, is expected to result in a Material Adverse Effect.

               (21) Absence of Proceedings. Except as disclosed in the Disclosure Package and the Offering Documents, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries which would individually or in the aggregate result in a Material
Adverse Effect, or which could individually or in the aggregate materially and adversely affect the consummation of the transactions contemplated by this Agreement or the performance by the Company or the Bank
Subsidiary of their respective obligations hereunder.

               (22) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity, other than those that have been made or obtained, is necessary or required for the performance by the Company of its obligations hereunder, or the consummation by the Company of the transactions contemplated hereby, except as may be required under federal or state securities laws.

               (23) Possession of Licenses and Permits. Each of the Company and the subsidiaries of the Company possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate Governmental
Entities necessary to conduct the business now operated by them, and the Company and each of the subsidiaries of the Company is in compliance with the terms and conditions of all such Governmental
Licenses, except where the failure to so possess or to so comply would not individually or in the aggregate have a Material
Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental
Licenses to be in full force and effect would not individually or in the aggregate have a Material Adverse Effect; and none of the Company or any subsidiaries of the Company has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which would individually or in the aggregate result in a Material Adverse Effect.

               (24) Title to Property. Each of the Company and the subsidiaries of the Company has good and marketable title to all of their respective real and personal properties the descriptions of which are contained in the Disclosure Package and the Offering
Documents, in each case free and clear of all liens, encumbrances and defects, except as stated in the Disclosure Package and the Offering Documents, or such as would not individually or in the aggregate result in a Material Adverse Effect; and all of the leases and subleases under which the Company or any subsidiary holds properties are in full force and effect, except where the failure of such leases and subleases to be in full force and effect would not individually or in the aggregate have a Material
Adverse Effect, and none of the Company or any subsidiaries of the Company has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiaries of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of such entity to the continued possession of the leased or subleased premises under any such lease or sublease, except for any such claim which would not individually or in the aggregate result in a Material Adverse Effect.

               (25) Intellectual Property. Each of the Company and the subsidiaries of the Company owns or possesses adequate patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") presently employed by them in connection with the business now operated by them or reasonably necessary in order to conduct such business, except to the extent the failure to so own, possess or be able to obtain such Intellectual Property would not individually or in the aggregate have a Material Adverse Effect; and neither the Company nor any of the Company's subsidiaries has received any notice of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, which infringement or conflict
(if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy would individually or in the aggregate result in a Material Adverse Effect.

               (26) Payment of Taxes. The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or would not individually or in the aggregate result in a Material Adverse Effect.

               (27) Insurance. The Company and each of its subsidiaries are insured for commercially reasonable amounts by insurance companies with an A.M. Best rating of A- or better against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect in all material respects; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for within the past three years; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not result in a Material Adverse Effect.

               (28) Payment of Dividends. No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in the Disclosure Package and the Offering Documents and as such subsidiaries may be limited by regulations issued by Regulatory Agencies of general applicability.

               (29) Environmental. The Company and each of its subsidiaries (A) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not individually or in the aggregate result in a Material Adverse Effect. Neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability
Act of 1980, as amended.

               (30) ERISA. Each of the Company and its subsidiaries has fulfilled, in all material respects, its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations promulgated thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and the regulations thereunder), which is maintained by the Company and its subsidiaries for their employees, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the regulations thereunder.
The Company and its subsidiaries have not incurred any unpaid liability under Title IV of ERISA to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan.

               (31) Foreign Corrupt Practices Act. The operations of the Company and the Bank Subsidiary are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and

Foreign Transactions Reporting Act of 1970, as amended, also known as the Bank Secrecy Act, the money laundering statues of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity having jurisdiction over the Company or the Bank Subsidiary (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Bank Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. Neither the Company, the Bank Subsidiary, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Bank Subsidiary has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee; (C) violated or is in violation of any provision of the Foreign Corrupt
Practices Act of 1977; (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or (E) made any payment of funds to the Company or the Bank Subsidiary or received or retained funds in violation of any law, rule or regulation.

               (32) NASDAQ Compliance; Listing.

                    (a)  The Company is in compliance with the
requirements of the NASDAQ for continued quotation of the Common
Stock thereon and has not received any notification that, and has no knowledge that, the NASDAQ is contemplating terminating such quotation nor, to the Company's knowledge, is there any basis therefor. The transactions contemplated by this Agreement will not contravene the rules and regulations of the NASDAQ.

                    (b) The Shares have been or will be prior to Closing Time duly authorized for quotation on the NASDAQ.

               (33) NASD Affiliations. To the knowledge of the Company, there are no affiliations or associations (as such terms are defined by the National Association of Securities Dealers, Inc. ("NASD")) between any member of the NASD and any of the Company's officers or directors.

               (34) Stabilization. The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares.

               (35) Brokers or Finders. No broker, investment banker, financial advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other entity, other than the Placement Agent, is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

               (36) Solicitation; Other Issuances of Securities.
Neither the Company nor any of its Affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on its or any of their behalf, (A) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act Regulations) in connection with the offer or sale of the Shares, (B) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Shares under the 1933 Act or (C) has issued any shares of Common
Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Shares for purposes of the 1933 Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, and the Company and its subsidiaries will take reasonable precautions designed to ensure that any action or steps taken by the Company or its subsidiaries would not require registration of any of the Shares under the 1933 Act or cause the offering of the Shares to be integrated with other offerings.

               (37) No Registration. It is not necessary in connection with the offer, sale and delivery of the Shares by the Company in the manner contemplated by this Agreement to register the Shares under the 1933 Act.

               (38) Conduct of Business. Except as disclosed in the Disclosure Package and the Offering Documents, the Company and the subsidiaries are conducting their respective businesses in compliance in all material respects with all laws, rules, regulations, decisions, directives and orders (including, without limitation, all regulations and orders of, or agreement with, the OTS and the FDIC) applicable to it.

          (b) Any certificate signed by any duly authorized officer of the Company or any of its subsidiaries and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed a representation and warranty by the Company or its subsidiaries to the Placement Agent as to the matters covered thereby.

              SECTION 2.     Sale and Delivery of the Shares; Closing.

          (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell an aggregate of 400,000 Shares to the persons who have duly filled out the Subscription
Agreement included in the Offering Documents which has been accepted by the Company (collectively, the "Purchasers"), at a price per Share which shall be set forth in the Disclosure
Package and in the Final Offering Memorandum. The Company has the absolute and sole discretion to accept any of such subscriptions in whole or in part. Each Purchaser shall be an "accredited" investor as that term is defined in Regulation D under the 1933 Act Regulations.

          (b) Deliveries of certificates for the Shares shall be made at the offices of Barack Ferrazzano Kirschbaum, Perlman & Nagelberg LLP, 333 West Wacker Drive, Suite 2700, Chicago, Illinois 60606, or such other place as may be agreed to by the Placement Agent and the Company, on such date and at such time as shall be agreed upon by the Placement Agent and the Company (such time and date of delivery being herein called the "Closing Time"). Each
Purchaser shall pay the purchase price for the Shares subscribed for by wire transfer of immediately available funds to an escrow account maintained by an escrow agent to be designated by the Company (and reasonably acceptable to the Placement Agent) and identified in the applicable Subscription Agreement at least two (2) business days preceding the Closing Time.

          (c) The Placement Agent, relying on the representations and warranties given by each of the Company and the Bank Subsidiary herein, hereby undertakes, subject to and in accordance with the provisions of this Agreement, to act as agent for the Company in connection with procuring qualified subscribers to subscribe for or purchase an aggregate of 400,000 Shares. The Company expressly acknowledges and agrees that the offering contemplated hereby is on a "best efforts" basis only and that the execution of this Agreement by the Placement Agent does not constitute a commitment by the Placement Agent to purchase any Shares and does not ensure the successful placement of the Shares or any portion thereof or the success of the Placement Agent with respect to securing any other financing on behalf of the Company. As compensation to the Placement Agent for its commitments hereunder, the Company hereby agrees to pay at the Closing Time to the Placement Agent in immediately available funds a commission equal to the greater of (i) the aggregate of seven percent (7.00%) of the gross proceeds from the sale of Shares to Purchasers whom the Placement Agent identified or referred to the Company and one percent (1.00%) of the gross proceeds from the sale of Shares to Purchasers whom the Company identified or (ii) $250,000.

          (d) In performing its duties under this Agreement, the Placement Agent shall be entitled to rely upon any notice, signature or writing which the Placement Agent shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agent may rely upon any opinions or certificates or other documents delivered to it by the Company, the Bank Subsidiary or its counsel or designees.

              SECTION 3. Covenants of the Company and the Bank Subsidiary. The Company and the Bank Subsidiary covenant with the Placement Agent as follows:

          (a) Offering Documents. The Company and the Bank Subsidiary, as promptly as possible, will furnish to the Placement Agent, without charge, such number of copies of the Preliminary Offering
Memorandum, the Final Offering Memorandum and any amendments and supplements thereto as the Placement Agent may reasonably request.

          (b) Notice and Effect of Material Events. Prior to the Closing Time, the Company and the Bank Subsidiary will immediately notify the Placement Agent, and confirm such notice in writing, of (x) any filing made by the Company and the Bank Subsidiary of information relating to the offering of the Shares with any regulatory body in the United States, and (y) any Material
Adverse Effect, which (i) makes any statement in the Disclosure Package and the Offering Documents false or misleading or (ii) is not disclosed in the Disclosure Package or the Offering
Documents. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of the Company, its counsel or the Placement Agent or counsel to such Placement Agent, to amend or supplement the Disclosure Package or the Final Offering Memorandum in order that the Disclosure Package or the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Disclosure Package or the Final Offering Memorandum by preparing and furnishing to the Placement Agent an amendment or amendments of, or a supplement or supplements to, the Disclosure Package or the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Placement Agent) so that, as so amended or supplemented, the Disclosure Package or the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, in the light of the circumstances then existing.

          (c) Amendment to Offering Documents. The Company and the Bank Subsidiary will advise the Placement Agent promptly of any proposal to amend or supplement the Disclosure Package or the Offering Documents and will not effect such amendment or supplement without the prior written consent of the Placement
Agent, which consent will not be unreasonably withheld. Neither the consent of the Placement Agent nor such Placement Agent's delivery of any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

          (d) Use of Proceeds. The Company and the Bank Subsidiary will use the proceeds received by it from the sale of the Shares as described in the Final Offering Memorandum.

          (e) Lock-Up. During the 180-day period after the Closing Time, the Company will not, and will use its best efforts to cause its directors or executive officers not to, without the prior written consent of the Placement Agent, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, Common Stock, any security convertible into, exchangeable or exercisable for Common Stock or any equity security substantially similar to the Common Stock. The foregoing sentence shall not apply to (i) the issuance by the Company of (x) the Shares to be sold hereunder, (y) any shares of Common Stock issued upon the exercise of an option disclosed in the Disclosure Package and the Offering Documents or (z) any options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Disclosure Package and the Offering Documents, or (ii) the sale or transfer of any shares of Common Stock permitted under the individual lock-up agreements executed by certain directors and officers of the Company.

          (f) Blue Sky Qualifications. The Company will use its best efforts to qualify the Shares for offering and sale under the applicable securities laws of such states and other domestic jurisdictions as the Placement Agent may reasonably designate and to maintain such qualifications in effect for a period of not less than one year from the later of the date of the Final Offering Memorandum or any amendment or supplement thereto. In each jurisdiction in which the Shares have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the later of the date of the Final Offering Memorandum or any amendment or supplement thereto.

          (g) Registration Rights Agreement. The Company will use its best efforts to comply with its obligations under the Registration Rights Agreement to be entered into at the Closing
Time by the Company with respect to the Shares.

              SECTION 4.     Payment of Expenses.

          (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including, without limitation, (i) the cost of obtaining all securities and bank regulatory approvals; (ii) the cost of preparation, printing and delivery to the Placement Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares; (iii) the cost of preparing, including printing and distributing, the Offering Documents; (iv) the costs of blue sky qualification of the Shares in the various states; and (v) all fees and disbursements of the Company's counsel, accountants, agents and other advisors. In the event the Placement Agent incurs any such fees and expenses on behalf of the Company, the Company will reimburse the Placement Agent for such fees and expenses whether or not the transactions contemplated hereby are consummated.

          (b) In addition to the expenses to be borne by the Company under paragraph (a) above, the Company shall reimburse the Placement Agent upon request made from time to time for its reasonable documented out-of-pocket expenses, not to exceed $50,000, incurred in connection with its engagement hereunder regardless of whether the offering contemplated hereby is consummated, including, without limitation, legal fees and expenses and promotional and travel expenses.

              SECTION 5. Conditions of Placement Agent's Obligations and Additional Delivery Obligations of the Company. The obligations of the Placement Agent hereunder are subject to the accuracy of the representations and warranties of the Company and the Bank
Subsidiary contained in Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof and to the performance by the Company and the Bank Subsidiary of their obligations hereunder.
In addition, the Company and the Bank Subsidiary agree with the Placement Agent as follows, and agree not to consummate the sale of any Shares until and unless the following deliveries are made:

          (a) Opinion of Counsel for Company and the Bank Subsidiary. At the Closing Time, the Company and the Bank Subsidiary shall cause to be delivered to the Placement Agent the favorable opinion, dated as of the Closing Time, of Elias, Matz, Tiernan & Herrick L.L.P., counsel for the Company and the Bank Subsidiary, in form and substance reasonably satisfactory to counsel for the Placement Agent, and in substantially the form annexed hereto as Exhibit A. Such counsel may state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company or any of its subsidiaries and certificates of public officials. Such opinion shall be governed by the Legal Opinion Accord of the ABA Section of Business Law (1991).

          (b) Certificates. At the Closing Time, the Company and the Bank Subsidiary shall cause to be delivered to the Placement Agent a certificate of the President and Chief Executive Officer of the Company and of the Chief Financial Officer of the Company, dated as of the Closing Time, to the effect that (i) since the date hereof, or since the respective dates as of which the information is given in the Disclosure Package or the Offering Documents, there shall not have been any change or development that would individually or in the aggregate have a

Material Adverse Effect, (ii) the representations and warranties in
Section 1 hereof were true and correct when made and are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company and the Bank Subsidiary have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder or in the Subscription Agreements at or prior to the Closing Time.

          (c) Officers' Certificate. At the Closing Time, the Company and the Bank Subsidiary shall cause to be delivered to the Placement Agent a certificate of the President and Chief Executive Officer of the Company and of the Bank Subsidiary and the Chief Financial Officer of the Company and of the Bank Subsidiary, dated as of Closing Time, to the effect that (i) they have reviewed the contents of the Disclosure Package and the Offering Documents;
(ii) based on each of their knowledge, as of the date of such materials and as of the Closing Time, the Disclosure Package and the Offering Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; and (iii) based on each of their knowledge, the financial statements and other financial information included in the Disclosure Package and the Offering Documents fairly present in all material respects the financial condition and results of operations of the Company and its subsidiaries as of and for the dates and periods presented in the Disclosure Package and the Offering Documents.

          (d) Independent Auditors' Comfort Letter. At the time of the execution of this Agreement, the Company and the Bank Subsidiary shall cause to be delivered to the Placement Agent a letter from Deloitte & Touche LLP (the "Company Independent Accountant"), dated such date, in form and substance reasonably satisfactory to the Placement Agent, containing statements and information of the type ordinarily included in accountants' "comfort letters" to placement agents in private placements with respect to the financial statements and certain financial information included in the Offering Documents.

          (e) Bring-down Comfort Letter. At the Closing Time, the Company and the Bank Subsidiary shall cause to be delivered to the Placement Agent from the Company Independent Accountant a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (c) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

          (f) Lock-up Agreements. At the date of this Agreement, the Company and the Bank Subsidiary shall cause to be delivered to the Placement Agent an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule B hereto.

          (g) Additional Documents. At the Closing Time, the Company and the Bank Subsidiary shall cause to be delivered to the counsel for the Placement Agent such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties of the Company and the Bank Subsidiary contained herein or in any certificate delivered pursuant hereto.

          (h) Termination of Agreement. If any condition or obligation specified in this Section shall not have been fulfilled or complied with when and as required to be fulfilled or complied with, this Agreement may be terminated by the Placement Agent by notice to the Company and the Bank Subsidiary at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 4 hereof and except that Section 6 and 7 hereof shall survive any such termination and remain in full force and effect.

              SECTION 6.     Indemnification.

          (a) Indemnification of Placement Agent. The Company and the Bank Subsidiary agree to jointly and severally indemnify and hold harmless: (x) the Placement Agent; (y) each person, if any, who controls (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) the Placement Agent (each such person, a "controlling person"); and (z) the respective partners, directors, officers, employees and agents of the Placement Agent or any such controlling person as follows:

               (1) against any and all loss, liability, claim, damages and expense whatsoever, as incurred, relating to or arising out of, or based upon, in whole or in part, (A) any untrue statement or alleged untrue statement of a material fact included in the Preliminary Offering Memorandum, the Disclosure Package or the
Final Offering Memorandum, in each case, as amended or supplemented, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (B) any untrue statement or alleged untrue statement of material fact contained in any information or documents executed in favor of or furnished or made available to the Placement Agent by the Company and the Bank Subsidiary; (C) any omission or alleged omission to state in any information or documents executed in favor of or furnished or made available to the Placement Agent by the Company and the Bank Subsidiary a material fact necessary to make the statements therein not misleading; or (D) the breach or alleged breach of any representation, warranty and agreement of the Company and the Bank Subsidiary contained herein;

               (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or breach or alleged breach of any such representation, warranty or agreement; provided that (subject to Section 6(d) hereof) any such settlement is effected with the written consent of the Company and the Bank Subsidiary; and

               (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Placement Agent to the extent permitted by Section 6(c) hereof), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, or breach or alleged breach of any such representation, warranty or agreement, to the extent that any such expense is not paid under (1) or (2) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (A) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or their counsel expressly for use in the Disclosure Package and the Offering Documents (or any amendment or supplement thereto) (the "Placement Agent's Information") or
(B) which is found by a final unappealable order of a court with jurisdiction over the matter to have been directly caused by the gross negligence of the Placement Agent.

          Notwithstanding the foregoing, the indemnification provided for in this paragraph (a) shall not apply to the Bank Subsidiary to the extent that such indemnification by the Bank Subsidiary is found in a final, non-appealable judgment by a court of competent jurisdiction to constitute a violation of any financial institution law or regulation applicable to the Bank Subsidiary, including if such indemnification is so found to constitute a covered transaction under 23A of the Federal Reserve Act.

          (b) Indemnification of Offerors, Directors, Officers and Employees. The Placement Agent agrees to indemnify and hold harmless the Company and the Bank Subsidiary, their directors, officers and employees, and each person, if any, who controls the Company or the Bank Subsidiary within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Sections 6(a)(1)(A), 6(a)(2) and 6(a)(3) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in conformity with the Placement Agent's Information.

          (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof, and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action shall be brought against any indemnified party, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party which consent shall not be unreasonably withheld, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have validly requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(2) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

              SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnification provided for in Section 6 hereof is for any reason held to be unenforceable by an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Bank Subsidiary, on the one hand, and the Placement Agent, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company and the Bank Subsidiary, on the one hand, and the Placement Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

          The relative benefits received by the Company and the Bank Subsidiary, on the one hand, and the Placement Agent, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Bank Subsidiary and the total commission received by the Placement Agent bear to the aggregate offering price of the Shares.

          The relative fault of the Company and the Bank Subsidiary, on the one hand, and the Placement Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statements of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the

Bank Subsidiary or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Bank Subsidiary and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

          Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which its commissions received pursuant to Section 2(c) hereof exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

          No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          For purposes of this Section 7, each person, if any, who controls the Placement Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and the respective partners, directors, officers, employees and agents of such Placement Agent or any such controlling person shall have the same rights to contribution as the Placement Agent, while each officer and director of the Company and the Bank Subsidiary, and each person, if any, who controls the Company and the Bank Subsidiary within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and the Bank Subsidiary.

              SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or the Bank Subsidiary submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or controlling person, or by or on behalf of the Company or the Bank Subsidiary, and shall survive delivery of the Shares to the purchasers thereof.

              SECTION 9.     Termination of Agreement.

          (a) Termination; General. The Placement Agent may terminate this Agreement, by notice to the Company and the Bank Subsidiary, at any time at or prior to the Closing Time if, since the time of execution of this Agreement or since the respective dates as of which information is given in the Disclosure Package or the Offering Documents, (i) there shall have been any change or development that would individually or in the aggregate have a

Material Adverse Effect, or (ii) any condition or obligation specified in Section 5 hereof shall not have been fulfilled or complied with when and as required to be fulfilled or complied with), or (iii) there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or any other calamity or crisis, or any change or development involving a prospective change in political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Placement Agent, impracticable to market the Shares or to enforce contracts for the sale of the Shares, or (iv) trading generally on the American Stock Exchange, the New York Stock Exchange or NASDAQ has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (v) a banking moratorium has been declared by the United States or New York authorities.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 hereof shall survive such termination and remain in full force and effect.

              SECTION 10. Absence of Fiduciary Relationship. The Company acknowledges and agrees that:

          (a) in connection with the sale of the Shares, the Placement Agent has been retained solely to act as a placement agent, and no fiduciary or advisory relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement;

          (b) the price of the Shares set forth in the Disclosure Package or the Final Offering Memorandum was established following discussions and arms-length negotiations between the Company and the Placement Agent, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement;

          (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary or advisory relationship; and

          (d) it waives, to the fullest extent permitted by law, any claims it may have against the Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

              SECTION 11.    Notices.  All notices and other
communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Placement Agent shall be directed to

Sandler O'Neill & Partners, L.P., 919 Third Avenue, 6th Floor,
New York, New York 10022, Attention: General Counsel, with a copy to Barack Ferrazzano et al., 333 West Wacker Drive, Suite 2700, Chicago, IL 60606, Attention: John E. Freechack; and notices to the Company and the Bank Subsidiary shall be directed to 22 West State Street, Media, Pennsylvania 19063, Attention: Thomas M. Kelly, with a copy to Elias, Matz, Tiernan & Herrick L.L.P., 12th Floor, 734 15th Street, N.W., Washington, D.C. 20005, Attention: Raymond
A. Tiernan.

              SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent and the Company and the Bank Subsidiary and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Placement Agent and the Company and the Bank Subsidiary, and their respective successors and the controlling persons and other persons referred to in Sections 1, 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Placement Agent and the Company and the Bank Subsidiary and their respective successors, and said controlling persons and other persons and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares shall be deemed to be a successor by reason merely of such purchase.

              SECTION 13. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, and signature pages may be delivered by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              SECTION 14.    GOVERNING LAW; JURISDICTION.  THIS
AGREEMENT SHALL BE  GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW
PRINCIPLES OF SAID STATE OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

EACH OF THE COMPANY AND THE BANK SUBSIDIARY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE COMPANY AND THE BANK SUBSIDIARY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION

OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN
INCONVENIENT FORUM.

              SECTION 15. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

              SECTION 16. Entire Agreement. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made.






























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If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Placement Agent and the Company and the Bank Subsidiary in accordance with its terms.


                                  Very truly yours,

                                  FIRST KEYSTONE FINANCIAL, INC.


                              By: /s/ Thomas M. Kelly
                                  _______________________________
                                  Name:  Thomas M. Kelly
                                  Title:  President


                                  FIRST KEYSTONE BANK


                              By: /s/ Thomas M. Kelly
                                  _______________________________
                                  Name:  Thomas M. Kelly
                                  Title:  President


CONFIRMED AND ACCEPTED,
as of the date first above written:

SANDLER O'NEILL & PARTNERS, L.P.

By:  Sandler O'Neill & Partners Corp.,
     the sole general partner


By:  /s/ Robert A. Kleinert
     _____________________________________
     Name:  Robert A. Kleinert
     Title:  An officer of the Corporation

















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